SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                OPTELECOM, INC.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 1997


TO OUR STOCKHOLDERS:

         The Annual Meeting of Stockholders of OPTELECOM, Inc. (the "Company") will be held Wednesday, April 30, 1997 at 1:30 PM local time at the Company's offices at 9300 Gaither Road, Gaithersburg, Maryland 20877 or at any adjournment thereof, for the following purposes:

         1.       to elect two directors for three year terms.

         2.       to approve an amendment to the 1993 Directors Stock Option
                  Plan

         3        to approve an amendment to the 1996 Directors Stock Option
                  Plan

         4. to transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on March 14, 1997 will be entitled to notice of, and to vote at, the meeting. A list of stockholders as of such record date can be inspected by any stockholder for any purpose germane to the meeting during the ten days preceding the meeting. Any such inspection must be made at the Company's offices during normal business hours.


                                          By Order of the Board of Directors





Gaithersburg, Maryland                    HOWARD E. DEUTCH
April 7, 1997                             Secretary






         --------------------------------------------------------------
         YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ACCOMPANYING THIS NOTICE. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH WILL REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.
         --------------------------------------------------------------

                                OPTELECOM, INC.
                               9300 Gaither Road
                            Gaithersburg, MD  20877
                    (Address of Principal Executive Office)


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 30, 1997


                                    GENERAL
                                    -------

Solicitation of Proxies
-----------------------

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of OPTELECOM, INC. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

         The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is April 7, 1997.

Time and Place of Meeting
-------------------------

         The Annual Meeting of Stockholders will be held at the Company's offices at 9300 Gaither Road, Gaithersburg, Maryland 20877, on April 30, 1997 at 1:30 PM local time.

Voting and Revocation of Proxies
--------------------------------

         All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of all proposals. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

         The holders of 33-1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting, if a sufficient number of votes in favor of any proposal described in this Proxy Statement is not obtained by that date, or if the Board of Directors deems adjournment to be desirable for any other reason. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date
-------------------------------------------

         The Board of Directors has fixed the close of business on March 14, 1997 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date, after giving effect to both pre-split and post-split shares, the Company had the equivalent of approximately 1,213,577 shares of post-split Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 31, 1996, the name and address of each person (other than directors of the Company) who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, the number of shares beneficially owned by each such person, and the percentage of the Company's outstanding Common Stock so owned.


              Name and Address of                                   Amount and Nature of                        Percent
               Beneficial Owner                                     Beneficial Ownership                        of Class
-------------------------------------------------        ------------------------------------------        ------------------
Kennedy Capital Management, Inc.                           97,366 shares -  sole power to                         8.39%
10829 Olive Boulevard                                      dispose or direct the disposition of
St. Louis, MO  63141-7739                                  these shares.


                                   PROPOSAL 1
                                   ----------

         Directors are divided into three classes. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified. Dr. John Jamieson, a current director of the Company, has decided not to seek re-election as a director. The Company proposes that the stockholders elect Mr. Alexander L. Karpinski and Mr. Calvin T. Mathews to the Board of Directors to serve for three year terms to expire at the Annual Meeting of Stockholders in 2000 and until their successors are elected and qualified.

         The nominees have indicated that they are willing and able to serve as directors if elected. If either of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominees by the management of the Company.

         Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting. Except as set forth therein, to the knowledge of the company, no person owns of record or beneficially more than five percent of the Company's Common Stock.



 Name, Age, Position with the Company and Principal     Present Term     Year in Which         Shares of           Approx
           Occupation during Last 5 Years                Expires at       Service as a       Common Stock        Percent of
                                                           Annual        Director Began          Owned              Class
                                                         Meeting in                        Beneficially* on
                                                                                             Feb. 20, 1997
================================================================================================================================
Alexander L. Karpinski, 65 - President of Alex              1997              1996            5,500 (1)              **
International, Inc. since April, 1985; Project Manager for
Teleconsult from April, 1992 to June, 1995.
--------------------------------------------------------------------------------------------------------------------------------
Calvin T.  Mathews, 52 - Director, Mergers and              1997              1997               0                   0%
Acquisitions of FundMinder, Inc.  since October, 1995;
CEO of Schabacker Investment Management, Inc. from
November, 1992 to October, 1995; President and CFO of
Crown Laboratories, Inc.  from June, 1990 to September,
1992.
--------------------------------------------------------------------------------------------------------------------------------
William H. Culver, 70 - Chairman of the Board since         1998              1973           56,349                4.6%
February 1985; Chief Scientist since January 1991; Chief
Executive Officer of the Company from February 1985 to
December 1990; President of the Company from its
inception until February 1985; Treasurer of the Company
since its inception.
--------------------------------------------------------------------------------------------------------------------------------
Edmund D. Ludwig, 56- President and Chief Executive         1999              1980           90,310 (1)(2)         7.4%
Officer of the Company since January 1991.
--------------------------------------------------------------------------------------------------------------------------------
Gordon A. Smith, 62 Vice President, Eastern Region of       1999              1995            7,850 (1)              **
Vanguard Research, Inc. from June 1995 to present;
President and CEO of Datatape, Inc. from August, 1990 to
September 1994.
--------------------------------------------------------------------------------------------------------------------------------
All directors and officers as a group (5 persons)                                           160,009 (1)(2)        13.2%

* For purposes of this proxy statement, "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security.

** Less than 1%

(1) Includes shares of common stock which were subject to options entitling the holder to acquire the shares subject thereto within 60 days. As of February 20, 1997, Mr. Karpinski, Mr. Ludwig and Dr. Smith held such options for the purchase of 5,500, 35,000 and 7,850 shares respectively.

(2) Includes 16,660 shares held in trust by the Company for Mr. Ludwig and 15,795 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

Required Stockholder Vote
-------------------------

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 2
                                   ----------
                 Amendment of 1993 Directors Stock Option Plan
                 ---------------------------------------------

         On February 6, 1995 the Board of Directors terminated the 1993 Directors Stock Option Plan effective December 31, 1995 as to the grant of any further options under that Plan. However, the 1993 Directors Stock Option Plan continued in force as to options that were granted prior to December 31, 1995. On April 1, 1997, the Board of Directors adopted an amendment to the 1993 Directors Stock Option Plan in order to permit options granted under the Plan to be exercised at any time during their term by Participants, whether or not such Participants are still directors at the time of exercise. If approved by the stockholders, the Amendment will take effect retroactively on April 1, 1997.

         As currently in effect, Section 6.2 of the Plan provides:

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of three years which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan for any reason other than death, employment by the Company or any Subsidiary, or cause, all Options then held by such Participant shall be exercisable for a period of 30 days thereafter to the extent vested. If a Participant ceases to be eligible to participate in the Plan due to his or her employment by the Company or any Subsidiary, or for cause, all Options shall terminate immediately. If a Participant dies while a Director of the Company, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such options for a period of 12 months thereafter. Unless otherwise provided hereinabove, if a Participant ceases to be eligible to participate in the Plan, all Options held by him or her shall terminate immediately.

         The amended Section 6.2 is as follows:

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of three years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the three year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the three year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         The full text of the 1993 Directors Stock Option Plan is set forth in Exhibit A. The proposed amendment is double underlined.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

                                   PROPOSAL 3
                                   ----------
                 Amendment of 1996 Directors Stock Option Plan
                 ---------------------------------------------

         On May 17, 1995 the Stockholders approved the 1996 Directors Stock Option Plan. On April 1, 1997, the Board of Directors adopted an amendment to the 1996 Directors Stock Option Plan in order to permit options granted under the Plan to be exercised at any time during their term by Participants, whether or not such Participants are still directors at the time of exercise. If approved by the stockholders, the Amendment will take effect retroactively on April 1, 1997.

         As currently in effect, Section 6.2 of the Plan provides:

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of five years which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan for any reason other than death, employment by the Company or any Subsidiary, or for cause, all Options then held by such Participant shall be exercisable for a period of 30 days thereafter. If a Participant ceases to be eligible to participate in the Plan due to his or her employment by the Company or any Subsidiary, or for cause, all Options shall terminate immediately. If a Participant dies while a Director of the Company, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such options for a period of 12 months thereafter. Unless otherwise provided hereinabove, if a Participant ceases to be eligible to participate in the Plan, all Options held by him or her shall terminate immediately.

         The amended Section 6.2 is as follows:

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of five years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the five year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the five year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         The full text of the 1996 Directors Stock Option Plan is set forth in Exhibit B. The proposed amendment is double underlined.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE
                    ----------------------------------------

         The Board of Directors held ten (10) meetings during 1996 and all directors attended at least 75% of such meetings. The Board of Directors does not have an audit or nominating committee. However, the Board does have an Executive Compensation Committee comprised of Dr. Gordon Smith, Dr. John Jamieson and, since April, 1996, Mr. Alexander Karpinski. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation levels for officers. The Compensation Committee met six times during 1996.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

         The individuals named below are the most highly compensated executive officers of the Company as of the end of the fiscal year ended December 31, 1996.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION     --------------------------------------------------------
                                                                                        AWARDS             PAYOUTS
                                   -----------------------------------------------------------------------------------------------
                                                                Other
                     Fiscal Year                                Annual       Restricted                                  All Other
Name and             Ending                                     Compensa-    Stock                        LTIP           Compensa-
Principal Position   December 31    Salary ($)    Bonus ($)     tion ($)     Award(s)($)    Options (#)   Payouts($)     tion ($)
----------------------------------------------------------------------------------------------------------------------------------
William H. Culver       1996         $101,935         0            0             0           50,000           0              0
  Chairman of the
  Board and Chief
  Scientist
Edmund D. Ludwig        1996         $105,000         0            0             0           15,000           0           56,711*
  President and
  Chief Executive
  Officer
----------------------------------------------------------------------------------------------------------------------------------

* Includes debt forgiveness of $22,207 to cover income tax expense incurred in acquiring shares under an escrow plan and $34,504 associated with cost of living adjustments for years 1984 through 1995, which was included in employment contract of 1984.


                       OPTIONS GRANTS IN LAST FISCAL YEAR
                       ----------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   INDIVIDUAL GRANTS
                        ---------------------------------------------------------------------------------------------------------
                                                           % OF TOTAL OPTIONS
                                 OPTIONS                GRANTED TO EMPLOYEES IN               EXERCISE OR           EXPIRATION
         NAME                   GRANTED (#)                   FISCAL YEAR                   BASE PRICE ($/Sh)          DATE
---------------------------------------------------------------------------------------------------------------------------------
William H. Culver                 50,000*                        43.0%                            $3.75            April 8, 2001

Edmund D. Ludwig                  15,000**                       12.9%                           $2.875           January 1, 1999
---------------------------------------------------------------------------------------------------------------------------------

--------------
*Option is exercisable up to 25% on April 8, 1997, up to an additional 25% on April 8, 1998, up to an additional 25% on April 8, 1999 and up to the total number of shares on April 8, 2000.

**Option became exercisable January 2, 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS VALUES


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Unexercised Options     Value of Unexercised In-the-
                                                                 at FY-End (#)                     Money Options at FY-End ($)
                                                               ---------------------------------------------------------------------
                            Shares
                          Acquired on
Name                     Exercise (#)      Value Realized ($)     Exercisable    Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
William H. Culver            1,666               $13,745             1,666          50,000            $13,745         $412,500
Edmund D. Ludwig               0                   $0               35,000               0           $288,750             0
------------------------------------------------------------------------------------------------------------------------------------

1996 Directors Stock Option Plan
--------------------------------

         On May 17, 1995 the Board of Directors approved the 1996 Directors Stock Option Plan (the "1996 Directors Plan") under which each non-employee director who attends a Board meeting is granted as remuneration for attendance at such Board meeting, and option to purchase 500 shares of common stock at the fair market value of the Common Stock on the date of such Board meeting.

         At  December  31,  1996,   options  to  purchase   24,450  shares  were
outstanding under the 1996 Directors Plan at an average exercise price of $4.56 per share and no options had been exercised.

Employment Contracts
--------------------

         Dr. William H. Culver is compensated pursuant to an employment agreement which expires December 31, 1997. The agreement provides a base salary of $45,000 as Chairman of the Board plus a salary of $70,000 as Chief Scientist. Under terms of the agreement, the Board of Directors establishes Dr. Culver's salary each year for the succeeding year. The agreement provides that if Dr. Culver dies, the Company will pay his estate one year's salary. The agreement also provides an incentive bonus of 10,000 stock option if Dr. Culver accomplishes certain specified goals. Dr. Culver has been Chairman of the Board since February 1985 and Chief Scientist since September 1992.

         Mr. Edmund D. Ludwig is compensated pursuant to an employment agreement which expires December 31, 1997. The agreement continues for successive one-year periods thereafter unless terminated by either party upon at least on 60 days notice. Under terms of the agreement, the Board of Directors establishes Mr. Ludwig's salary each year for the succeeding year. The agreement provides that if Mr. Ludwig dies, the Company will pay his estate one year's salary. Under the agreement, Mr. Ludwig earns a bonus of $12,000 if the Company achieves 100% of projected Net Income for 1997, an additional $12,000 if the Company achieves 100% of projected Bookings for 1997, and options for 12,000 shares of common stock if the Company achieves 100% of projected Revenues for 1997. Mr. Ludwig was elected President and Chief Executive Officer on January 1, 1991.

                                 MISCELLANEOUS
                                 -------------

Transactions with Management
----------------------------

         None.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except that one report disclosing the grant of stock options to Mr. Karpinski was filed three days late, one report disclosing the grant of stock options to Dr. Smith was filed three days late, and one report disclosing the grant of stock options to Mr. Ludwig in exchange for the cancellation of the same number of Mr. Ludwig's stock options was filed 14 months late.

Accountants
-----------

         The independent accounting firm of Deloitte & Touche LLP, (the "Auditor") has audited the accounts of the Company since October 20, 1995. The Company anticipates that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Stockholder Proposals for Next Year
-----------------------------------

         Any stockholder who desires to submit a proposal for consideration at the Company's Annual Meeting of Stockholders for 1998 must deliver such proposal to the Company's offices no later than January 31, 1998.

                                                                       EXHIBIT A


                                OPTELECOM, INC.

                        1993 DIRECTORS STOCK OPTION PLAN


                                   ARTICLE I
                                    Purpose

         The purpose of the Plan is to provide an incentive to those members of the Board who are not employees of the Company or of any of its Subsidiaries so as to enhance their identity with the Company and its financial success.

                                   ARTICLE II
                                  Definitions

         The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1      Board shall mean the Board of Directors of the Company.

         2.2 Code shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.3 Common Stock shall mean the Common Stock, $.03 par value, of the Company, and any other securities of the Company to the extent provided in Article VII.

         2.4 Company shall mean Optelecom, Inc., a Delaware corporation, and any successor to it.

         2.5 Fair Market Value shall mean the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Common Stock is traded on a national securities exchange, the last reported trade price on that day. If the Common Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, then the price shall be determined in good faith by the Board.

         2.6      Option shall mean an Option granted under this Plan.

         2.7 Participant shall mean any member of the Board who participates in the Plan as provided in Article III.

         2.8 Plan shall mean the Optelecom, Inc. Directors Stock Option Plan as set forth herein and as amended from time to time.

         2.9 Subsidiary shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the code, as that section may be amended from time to time.

                                  ARTICLE III
                                  Eligibility

         Each member of the Board who is not an employee of the Company or of any of its Subsidiaries shall be a participant in the Plan. Participation shall continue for so long as the Board member continues to serve on the Board and is not employed by the Company or any of its Subsidiaries.

                                   ARTICLE IV
                             Shares Subject to Plan

         The total number of shares of the Common Stock which are available for granting options hereunder shall be 50,000 (subject to adjustment as provided in this Article IV and in Article VII). The shares of Common Stock issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company. In the event that any Option terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

                                   ARTICLE V
                                Grant of Options

         5.1 At the first Board meeting that is held in 1993 and at the first Board meeting that is held in each calendar year thereafter during the term of the Plan, each non-employee Director shall select whether he or she desires to receive as remuneration for attendance at each Board meeting during that year either

                  a. An option for 300 shares of Company Common Stock valued at the Fair Market Value of the Common Stock on the date of such Board meeting; or

                  b. Payment in shares of Company Common Stock valued at the Fair Market Value of the Common Stock on the date of such Board meeting, on the following basis:

                           (i) $300 worth of Common Stock if the bid price of the Common Stock on the date of the meeting is less than $6.00 per share, or

                           (ii) $500 worth of Common Stock if the bid price of the Common Stock on the date of the meeting is $6.00 or greater per share.

         5.2 On the date of each Board meeting that is held on or after January 1, 1993, but prior to the termination of the Plan, each non-employee Director who attends such Board meeting shall be granted either (a) an Option to purchase 300 shares of Common Stock or (b) payment of shares of Common Stock in accordance with Article 5.1 above.

                                   ARTICLE VI
                        Terms and Conditions of Options

         All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan and shall provide in substance as follows:

         6.1 Price Per Share. Each Option Agreement shall specify the purchase price per share for the shares covered by the Option, which purchase price shall be equal to the Fair Market Value of the Common Stock on the date of the Board meeting for which such options are being granted.

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of three years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the three year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the three year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         6.3 Exercise of Options. Each option Agreement shall provide that the Option evidenced thereby shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Participant, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier's check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice.

         The date of exercise of an Option shall be the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of the Common Stock subject to the Option.

         6.4 Non-Transferability of Options. Each Option Agreement shall provide that the Option evidenced thereby is non-transferable and non-assignable by the Optionee other than by death as provided in Article 6.2 above, and during the lifetime of the Optionee such Option may be exercised only by the Optionee or such Optionee's legal representative.

                                  ARTICLE VII
                           Effect of Certain Changes

         7.1 Anti-Dilution. The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option, and the price per share for each such Option, may all be appropriately adjusted, as the Board may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, provided; however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made in the event of a contribution, directly or indirectly, of Common Stock by the Company to any Company employee benefit plan.

         7.2 Merger or Reorganization. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if such holder actually owned the stock subject to the option immediately prior to the time any such transaction became effective, provided; however, that all unexercised Options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise of Options with respect to all shares covered thereby, whether or not by its terms such option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.3 Dissolution. In the case of dissolution of the Company, every Option outstanding hereunder shall terminate, provided; however, that each Option holder shall have 30 days' prior written notice of such event, during which time he or she shall have the right to exercise Options with respect to all shares covered thereby, whether or not, by its terms, such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.4 Binding Determination. On the basis of information known to the Company, the Board shall make all determinations under the Article VII.

         7.5 Rights of Participants. Except as hereinabove expressly provided in this Article VII, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustments by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                  ARTICLE VIII
                           Amendment and Termination

         The Board shall have the right to amend or suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company no amendment shall be made to the Plan which: (1) materially modifies the eligibility requirements of Article IV, (2) increases the total number of shares of Common Stock which may be issued under the Plan, (3) reduces the purchase price of shares under the Plan, (4) changes the term of the Plan as set forth in Article XII, (5) extends the term of any Option granted under the Plan, or (6) otherwise materially increases the benefits of the Plan to Participants. No amendment to the Plan shall be made that materially changes the terms of the Plan so as to impair or adversely alter the rights of a Participant (or other option holder) without such person's consent.

                                   ARTICLE IX
         Issuance of Shares and Compliance with Securities Regulations

         The obligation of the Company to sell and deliver the Common Stock under Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals. The Company shall have no obligation hereunder to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system.

                                   ARTICLE X
                              Application of Funds

         Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                   ARTICLE XI
                                     Notice

         Any notice to the Company required or permitted under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 9300 Gaither Road, Gaithersburg, Maryland, 20877.

                                  ARTICLE XII
                                  Term of Plan

         The Plan shall terminate on December 31, 1995, by operation of Section 7.3, or on such earlier date as may be determined  by the Board.  In any event, termination  shall be deemed to be
effective as of the close of business on the day  of  termination.   No  Options
may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.



                                  ARTICLE XIII
                                 Effective Date

         This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.

                                                                       EXHIBIT B



                                OPTELECOM, INC.

                        1996 DIRECTORS STOCK OPTION PLAN


                                   ARTICLE I
                                    Purpose

         The purpose of the Plan is to provide an incentive to those members of the Board who are not employees of the Company or of any of its Subsidiaries so as to enhance their identity with the Company and its financial success.

                                   ARTICLE II
                                  Definitions

         The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1      Board shall mean the Board of Directors of the Company.

         2.2 Code shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.3 Common Stock shall mean the Common Stock, $.03 par value, of the Company, and any other securities of the Company to the extent provided in Article VII.

         2.4 Company shall mean Optelecom, Inc., a Delaware corporation, and any successor to it.

         2.5 Fair Market Value shall mean the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Common Stock is traded on a national securities exchange, the last reported trade price on that day. If the Common Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, then the price shall be determined in good faith by the Board.

         2.6      Option shall mean an Option granted under this Plan.

         2.7 Participant shall mean any member of the Board who participates in the Plan as provided in Article III.

         2.8 Plan shall mean the Optelecom, Inc. 1996 Directors Stock Option Plan as set forth herein and as amended from time to time.


         2.9 Subsidiary shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code, as that section may be amended from time to time.

                                  ARTICLE III
                                  Eligibility

         Each member of the Board who is not an employee of the Company or of any of its Subsidiaries shall be a participant in the Plan. Participation shall continue for so long as the Board member continues to serve on the Board and is not employed by the Company or any of its Subsidiaries.

                                   ARTICLE IV
                             Shares Subject to Plan

         The total number of shares of the Common Stock which are available for granting options hereunder shall be 50,000 (subject to adjustment as provided in this Article IV and in Article VII). The shares of Common Stock issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company. In the event that any Option terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

                                   ARTICLE V
                                Grant of Options

         On the date of each Board meeting that is held on or after January 1, 1996 but prior to the termination of the Plan, each non-employee Director who attends a Board meeting shall be granted, as remuneration for attendance at such Board meeting, an option to purchase 500 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such Board meeting.

                                   ARTICLE VI
                        Terms and Conditions of Options

         All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan and shall provide in substance as follows:

         6.1 Price Per Share. Each Option Agreement shall specify the purchase price per share for the shares covered by the Option, which purchase price shall be equal to the Fair Market Value of the Common Stock on the date of the Board meeting for which such options are being granted.

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of five years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the five year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the five year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         6.3 Exercise of Options. Each Option Agreement shall provide that the Option evidenced thereby shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Participant, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier's check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice.

         The date of exercise of an Option shall be the date on which written notice of exercise and payment of the purchase price shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The
Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of the Common Stock subject to the Option.

         6.4 Each Option Agreement shall provide that, unless the Option evidenced thereby is transferable under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the Securities and Exchange Commission ("SEC"), such Option shall be non-transferable and non-assignable by the Optionee other than by death, as provided in Article 6.2 above, and during the lifetime of the Optionee such Option may be exercised only by the Optionee or such Optionee's legal representative.

             Each Option granted hereunder shall be transferable only to the extent permitted under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the SEC.

                                  ARTICLE VII
                           Effect of Certain Changes

         7.1 Anti-Dilution. The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option, and the price per share for each such Option, may all be appropriately adjusted, as the Board may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, provided; however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made in the event of a contribution, directly or indirectly, of Common Stock by the Company to any Company employee benefit plan.

         7.2 Merger or Reorganization. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if such holder actually owned the stock subject to the option immediately prior to the time any such transaction became effective, provided; however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise of Options with respect to all shares covered thereby, whether or not by its terms such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.3 Dissolution. In the case of dissolution of the Company, every Option outstanding hereunder shall terminate, provided; however, that each Option holder shall have 30 days' prior written notice of such event, during which time he or she shall have the right to exercise Options with respect to all shares covered thereby, whether or not, by its terms, such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.4 Binding Determination. On the basis of information known to the Company, the Board shall make all determinations under this Article VII.

         7.5 Rights of Participants. Except as hereinabove expressly provided in this Article VII, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustments by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                  ARTICLE VIII
                           Amendment and Termination

         The Board shall have the right to amend or suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company no amendment shall be made to the Plan which: (1) materially modifies the eligibility requirements of Article III, (2) increases the total number of shares of Common Stock which may be issued under the Plan, (3) reduces the purchase price of shares under the Plan, (4) changes the term of the Plan as set forth in Article XII, (5) extends the term of any Option granted under the Plan, or (6) otherwise materially increases the benefits of the Plan to Participants.

                                   ARTICLE IX
         Issuance of Shares and Compliance with Securities Regulations

         The obligation of the Company to sell and deliver the Common Stock under Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals. The Company shall have no obligation hereunder to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system.

                                   ARTICLE X
                              Application of Funds

         Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                   ARTICLE XI
                                     Notice

         Any notice to the Company required or permitted under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 9300 Gaither Road, Gaithersburg, Maryland, 20877.

                                  ARTICLE XII
                                  Term of Plan

         The Plan shall terminate on December 31, 2000, by operation of Section 7.3, or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

                                  ARTICLE XIII
                                 Effective Date

         This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.

[optelecom logo]                                               9300 Gaither Road
                                                    Gaithersburg, Maryland 20877
                                                                  (301) 840-2121
                                                              Fax (301) 948-6357

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Optelecom, Inc. to be held at the company offices at 9300 Gaither Road, Gaithersburg, MD 20877 on April 30, 1997 at 1:30 PM.

     The meeting will include presentations by Optelecom management covering 1996 financial and operational results and discussions of future directions and plans. A question and answer session will follow after the formal meeting is completed.

     The following proposals of the Board of Directors will be considered and acted on at the meeting: (a) to elect Mr. Alexander L. Karpinski and Mr. Calvin
T. Mathews to the Board of Directors for three year terms, (b) to approve an amendment to the 1993 Directors Stock Option Plan; (c) to approve an amendment to the 1996 Directors Stock Option Plan.

     Mr. Karpinski and Mr. Mathews were appointed to the Board since the last Annual Meeting and are now standing for election by the stockholders. Both men are selected by the Board for their extensive business knowledge in areas that the Board feels are relevant to the business direction of the company. Mr. Karpinski is a retired Assistant Vice President/General Manager of Bell Atlantic with over forty years of experience in telecommunications technology and business operations. Mr. Mathews is the Director of Mergers and Acquisitions for Schabacker-Fundminder, a California-based investment firm. His recent professional experience includes over ten years with two nationally-recognized investment advisory firms plus ten years prior experience in business banking.

     Additional information concerning the proposals is set forth in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, which I urge you to read carefully.

     Your Board of Directors recommends that you vote your shares in favor of all three proposals.

     Whether or not you plan to attend the Annual Meeting, please sign and return the proxy card in the enclosed envelope. If you then attend the Annual Meeting and wish to vote your shares in person, you still may do so.

                                                         Sincerely yours,

                                                         /s/ Edmund D. Ludwig
                                                         ----------------------
                                                         Edmund D. Ludwig
                                                         President and CEO

    (scissors)  Please Detach and Mail in the Envelope Provided  (scissors)
-------------------------------------------------------------------------------

[ X ] Please mark
      your
      votes as this
      example

               FOR     WITHHELD
1. Election    [  ]      [  ]    Nominees: Mr. Alexander L. Karpinski
of Directors                               Mr. Calvin T. Mathews

For, except vote withheld from the following nominee:

------------------------------------------------------------------------

                                               FOR  AGAINST  ABSTAIN
2. To approve an amendment to the 1993
Directors Stock Option Plan                    [ ]    [ ]      [ ]

3. To approve an amendment to the 1996
Directors Stock Option Plan                    [ ]    [ ]      [ ]

4. To transact such other business as
may properly come before the meeting           [ ]    [ ]      [ ]


SIGNATURE(S)____________________________________________DATE____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. I hereby revoke all proxies heretofore given by me to vote at said meeting or any adjournments thereof.

                            OPTELECOM, INC.
              BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                             April 30, 1997

        THE UNDERSIGNED HEREBY APPOINTS WILLIAM H. CULVER AND EDMUND D. LUDWIG OR EITHER OF THEM, ATTORNEYS AND PROXIES WITH FULL POWER OF SUBSTITUTION IN EACH OF THEM, IN THE NAME, PLACE AND STEAD OF THE UNDERSIGNED TO VOTE AS PROXY ALL STOCK OF THE UNDERSIGNED IN OPTELECOM, INC.

(Continued and to be signed on the reverse side.)